Exhibit (a)(1)(B)
LETTER OF TRANSMITTAL
TO EXCHANGE UNITS
OF
VAPOR CORP.
PURSUANT TO THE OFFER DATED
DECEMBER 11, 2015
THE TENDER OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M.,
EASTERN TIME ON THE NIGHT OF JANUARY 13, 2016 UNLESS THE OFFER IS
EXTENDED
The undersigned represents that I (we) have full authority to surrender without restriction the Units for exchange. You are hereby authorized and instructed to prepare in the name of and deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a certificate representing shares of Vapor Corp. common stock, par value $0.001 per share (the “Shares”) and a Warrant to acquire Shares (the “Warrants”) tendered pursuant to this Letter of Transmittal. For each Unit tendered, (1) such Shares shall equal 128 Shares and (2) such Warrants shall be exercisable for 64 Shares, at an exercise price equal to 120% of the closing market price of the Shares on the Expiration Date.
Method of delivery of the Unit(s) is at the option and risk of the owner thereof. See Instruction 1.
Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your Warrants, to:

Equity Stock Transfer, LLC
Attention: Reorganization Department
237 W 37th Street, Suite 601
New York, New York 10018
For assistance call the Information Agent, Okapi Partners, LLC at (877) 629-6355.
Name(s) and Address of Registered Holder(s)
If there is any error in the name or address shown below, please make the necessary corrections

DESCRIPTION OF UNITS SURRENDERED
(Please fill in. Attach separate schedule if needed)
Certificate Number(s) and/or Book-Entry Account Number(s)	Total Number of Units Represented by Certificate(s) and/or Book-Entry Account Number(s)

TOTAL UNITS

PLEASE READ CAREFULLY THE ENTIRE LETTER OF TRANSMITTAL,
INCLUDING THE ACCOMPANYING INSTRUCTIONS
Ladies and Gentlemen:
The undersigned hereby exchanges the below described Units of Vapor Corp. (the “Company”), a corporation incorporated under the laws of the State of Delaware, pursuant to the Company’s Offer Letter dated December 11, 2015 (the “Offer Letter”) and this Letter of Transmittal (which together constitute the “Offer”).
The Board of Directors of the Company has extended the Offer to all holders of the Company’s issued and outstanding Units (the “Units”), each consisting of one-fourth of a share of the Company’s Series A Convertible Preferred Stock (convertible into 10 shares of the Company’s common stock, par value $0.001 per share (the “Shares”)), and 20 Series A Warrants (each exercisable into one Share) to exchange during the Offer Period (1) 128 Shares and (2) warrants to purchase 64 Shares, at an exercise price equal to 120% of the closing market price of the Shares on the Expiration Date (the “Warrants”) for every Unit tendered.
NO FRACTIONAL SHARES WILL BE ISSUED. UNITS MAY ONLY BE EXCHANGED FOR WHOLE SHARES. IN LIEU OF ISSUING FRACTIONAL SHARES, ANY HOLDER OF UNITS WHO WOULD OTHERWISE HAVE BEEN ENTITLED TO RECEIVE FRACTIONAL SHARES WILL, AFTER AGGREGATING ALL SUCH FRACTIONAL SHARES OF SUCH HOLDER, BE PAID CASH (WITHOUT INTEREST) IN AN AMOUNT EQUAL TO SUCH FRACTIONAL PART OF A SHARE MULTIPLIED BY THE LAST SALE PRICE OF THE SHARES ON THE NASDAQ CAPITAL MARKET ON THE LAST TRADING DAY PRIOR TO THE EXPIRATION DATE.
UNITS NOT EXCHANGED IN THE OFFER WILL SEPARATE INTO THE SERIES A PREFERRED STOCK AND SERIES A WARRANTS IN ACCORDANCE WITH THEIR TERMS ON JANUARY 23, 2016 AND OTHERWISE REMAIN SUBJECT TO THEIR ORIGINAL TERMS.
IT IS NOT THE COMPANY’S CURRENT INTENTION TO CONDUCT ANOTHER OFFER DESIGNED TO INDUCE THE EXCHANGE OF THE UNITS. HOWEVER, THE COMPANY RESERVES THE RIGHT TO DO SO IN THE FUTURE.
Subject to and effective upon acceptance of the tender of the Units exchanged hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby agrees to subscribe for the Shares and the Warrants, upon the exchange of one Unit for 128 Share and one Warrant (exercisable for 64 Shares), as indicated on the first page of this Letter of Transmittal.
The undersigned acknowledges that the undersigned has been advised to consult with his, her or its own advisors as to the consequences of participating or not participating in the Offer.
The undersigned hereby represents and warrants to the Company that:
(a)
the undersigned has full power and authority to tender and subscribe for all of the Shares and Warrants of the Company which may be received upon exchange of the Units;

(b)
the undersigned has good, marketable and unencumbered title to the Units, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their exchange, sale or transfer, and not subject to any adverse claim;

(c)
on request, the undersigned will execute and deliver any additional documents the Company deems necessary to complete the exchange of the Units tendered hereby;

(d)
the undersigned understands that tenders of Units pursuant to the Offer and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer; and

(e)
the undersigned agrees to all of the terms of the Offer.

All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable.

Delivery of this Letter of Transmittal and all other documents to an address, or transmission of instructions to a facsimile number, other than as set forth above, does not constitute a valid delivery. Please read carefully the entire Letter of Transmittal, including the accompanying instructions, before checking any box below. This Letter of Transmittal is to be used only if  (a) certificates are to be forwarded herewith (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the depositary) or (b) delivery of Units is to be made by book-entry transfer to the depositary’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offer to Purchase.
If you desire to exchange Units pursuant to the Offer and you cannot deliver your Unit certificate(s) (or you are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal are delivered to the depositary prior to the Expiration Date, you may tender your Units according to the guaranteed delivery procedures set forth in Section 2 of the Offer Letter, “Procedure for Tendering Warrants — A. Proper Tender of Warrants — Guaranteed Delivery.” See Instruction 2.
Delivery of documents to DTC does not constitute delivery to Equity Stock Transfer, LLC (the “Depositary”).
“Expiration Date” means 5:00 P.M., Eastern Time, on January 13, 2016, unless and until the Company, in its sole discretion, extends the Offer, in which case the “Expiration Date” means the latest time and date at which the Offer, as extended, expires.
THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF UNITS BY THE
COMPANY FOR EXCHANGE WILL CONSTITUTE A BINDING AGREEMENT
BETWEEN THE UNDERSIGNED AND THE COMPANY UPON THE TERMS AND
SUBJECT TO THE CONDITIONS OF THE OFFER.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
This Letter of Transmittal is to be completed by a holder of Units if either (i) Unit Certificates are to be forwarded with this Letter of Transmittal or (ii) the Units the holder is electing to exchange are to be delivered by book-entry transfer pursuant to the procedures set forth in the Offer Letter under Section 2, “Procedure for Tendering Units — A. Proper Tendering of Units — Book-Entry Delivery.” Delivery of documents to The Depository Trust Company (“DTC”) or to the Company does not constitute delivery to the Depositary.
The undersigned hereby: (i) elects to exchange the Units described under “Election to Exchange” below (Box 1); and (ii) agrees to subscribe for the Shares and the Warrants issuable thereunder, in each case pursuant to the terms and subject to the conditions described in the Offer Letter and this Letter of Transmittal. If the undersigned holds Units for beneficial owners, the undersigned represents that it has received from each beneficial owner thereof  (collectively, the “Beneficial Owners”) a duly completed and executed form of  “Instructions to Registered Holder,” a form of which is attached to the “Letter to Clients” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the Company’s acceptance of the undersigned’s election to exchange the Units described in Box 1 below, the undersigned hereby assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to, and under the Units being exchanged hereby, waives any and all other rights with respect to such Units and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Units.
The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Units the undersigned is electing to exchange, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver the Units the undersigned is electing to exchange to the Company or cause ownership of such Units to be transferred to, or upon the order of, the Company, on the books of the Depositary and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Company’s Depositary, as the undersigned’s agent, of the Shares to which the undersigned is entitled upon acceptance by the Company of the undersigned’s election to exchange Units pursuant to the Offer.

Unless otherwise indicated under “Special Issuance Instructions” below (Box 2), please issue the Shares and the Warrants for the exchanged Units in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions” below (Box 3), please send or cause to be sent the certificates for the Shares (and accompanying documents, as appropriate) and the Warrants to the undersigned at the address shown above under “Description of Units” (on the cover page of this Letter of Transmittal) or provide the name of the account with the Depositary or at DTC to which the Shares and the Warrants should be issued.
The undersigned understands that elections to exchange Units pursuant to the procedures described under Section 1, “General Terms” in the Offer Letter and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms of the Offer set forth in the Offer Letter under the caption Section 1, “General Terms,” and subject to the conditions of the Offer set forth in the Offer Letter under Section 2.B., “Conditions of the Offer,” subject only to withdrawal of elections to exchange on the terms set forth in the Offer Letter under Section 3, “Withdrawal Rights.” All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned of any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).
The undersigned hereby represents and warrants that it has full power and authority to exchange, assign and transfer the Units the undersigned has elected to exchange pursuant to this Letter of Transmittal. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Company’s Depositary as necessary or desirable to complete and give effect to the transactions contemplated hereby.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THE BOXES.
☐
CHECK HERE IF THE UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER, AND COMPLETE BOX 4 BELOW.

Name:
Address:

Box 1 ELECTION TO EXCHANGE
A Number of Units Being Exchanged	B Shares to be Issued (Multiply Column A by 128)	C Warrants to be Issued (Multiply Column A by 1)

(1)
No fractional Shares will be issued. Units may only be exchanged for whole Shares and Warrants. In lieu of issuing fractional Shares, any holder of Units who would otherwise have been entitled to receive fractional Shares will, after aggregating all such fractional Shares of such holder, be paid cash (without interest) in an amount equal to such fractional part of a Share multiplied by the last sale price of the Shares on the NASDAQ Capital Market on the last trading day prior to the Expiration Date.

Box 2 SPECIAL ISSUANCE INSTRUCTIONS
To be completed ONLY if certificates for Shares and Warrants exchanged hereby are to be issued in the name of someone other than the undersigned.
Issue Share certificates:
Name(s) (please print)
Address(es)
Box 3 SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if certificates for Shares and Warrants of the Company exchanged are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below.
Mail Certificates to:
Name(s) (please print)
Address(es)

Box 4 USE OF BOOK-ENTRY TRANSFER
To be completed ONLY if delivery of Units is to be made by book-entry transfer.
Name of Tendering Institution:
Participant Account Number:
Transaction Code Number:

Box 5
EXERCISING HOLDER SIGNATURE

PLEASE SIGN HERE
(To be completed by all Unit Holders)
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non U.S.-Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature of Registered Holder(s) or Authorized Signatory)

Dated: , 201_
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)
Name(s) (please print)
Address(es)
Capacity (full title):
Area Code and Telephone Number:
Tax Identification or Social Security No.
GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instruction 1)
Name of Firm:
Authorized Signature:
Name: (please print)
Title:
Address:
Area Code and Telephone Number:
Dated: , 201_

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
1.
GUARANTEE OF SIGNATURE.

No signature guarantee is required if either:
(a)
this Letter of Transmittal is signed by the registered holder of the Units exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and such owner has not completed the box entitled “Special Delivery Instructions” or “Special Issuance Instructions;” or

(b)
such Units are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority (“FINRA”) or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approval Signature Guarantee Medallion Program (each such entity, an “Eligible Institution”); or

(c)
the Holders of such Units reside outside of the U.S. and are not otherwise tendering the Units in the U.S.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.
2.
DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be used only if:
•
certificates for Units are delivered with it to the Depositary; or

•
the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary; or

•
Units are exchanged pursuant to the procedure for tender by book-entry transfer set forth in SECTION 2 of the Offer Letter.

Unless Units are being tendered by book-entry transfer, as described below, (a) a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees), (b) certificates for the Units being exchanged, and (c) any other documents required by the Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the expiration of the Offer. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.
Units may be validly tendered pursuant to the procedures for book-entry transfer as described in the Offer Letter. In order for Units to be validly tendered by book-entry transfer, the Depositary must receive, prior to the Expiration Date, (a) confirmation of such delivery and (b) either a properly completed and executed Letter of Transmittal (or manually signed facsimile thereof) or an Agent’s Message if the tendering Unit holder has not delivered a Letter of Transmittal, and (c) all documents required by the Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exchanging the Units that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against you.

If your Unit certificates are not immediately available, you cannot deliver your warrants and all other required documents to the Depositary or you cannot complete the procedure for delivery by book-entry transfer prior to the expiration date, you may tender your Units pursuant to the guaranteed delivery procedure set forth in the Offer Letter. Pursuant to such procedure:
(i)
such tender must be made by or through an Eligible Institution;

(ii)
a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and

(iii)
the certificates for all physically delivered Units in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Units delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Stock Market trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer Letter.

The method of delivery of all documents, including Unit certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering Unit holder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
Except as specifically permitted by the Offer Letter, no alternative or contingent exchanges will be accepted.
3.   INADEQUATE SPACE.   If the space provided in the box captioned “Description of Units Exchanged” is inadequate, the certificate number(s) and/or the book-entry account number(s) and/or the number of Units should be listed on a separate signed schedule and attached to this Letter of Transmittal.
4.   UNITS EXCHANGED.   Unit holders who choose to participate in the Offer may exchange some or all of such holder’s Units pursuant to the terms of the Offer.
5.   SIGNATURES ON LETTER OF TRANSMITTAL.
(a)
If this Letter of Transmittal is signed by the registered holder(s) of the Units tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)
If the Units are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

(c)
If any tendered Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

(d)
When this Letter of Transmittal is signed by the registered holder(s) of the Units listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Units or separate instruments of transfer are required. EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 1, SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or share power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e)
If this Letter of Transmittal or any certificate(s) or share power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

6.   SPECIAL DELIVERY AND SPECIAL ISSUANCE INSTRUCTIONS.   If certificates for Shares and Warrants purchased upon exchange of the Units are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Issuance Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal must be completed as applicable and signatures must be guaranteed as described in Instruction 1.
7.   IRREGULARITIES.   All questions as to the number of Units to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Units will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties, subject to the judgment of any court. The Company reserves the absolute right to reject any or all tenders of Units it determines not to be in proper form or to reject those Units, the acceptance of which may, in the opinion of the Company’s counsel, be unlawful, subject to the judgment of any court. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Unit, and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to the judgment of any court. No tender of Units will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.
8.   SUBSTITUTE FORM W-9 AND FORM W-8.   To avoid backup withholding, a tendering Unit holder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided herewith, and to certify, under penalties of perjury, that such number is correct and that such Unit holder is not subject to backup withholding of U.S. federal income tax, and that such Unit holder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering Unit holder has been notified by the Internal Revenue Service (“IRS”) that such Unit holder is subject to backup withholding, such Unit holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Unit holder has since been notified by the IRS that such Unit holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Unit holder to U.S. federal income tax withholding on payments made in lieu of fractional shares. If the tendering Unit holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Unit holder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments to such Unit holder until a TIN is provided to the Depositary.
Certain Unit holders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign Unit holders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such Unit holders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9.   QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.   Please direct questions or requests for assistance, or for additional copies of the Offer Letter, Letter of Transmittal or other materials, in writing to:
OKAPI PARTNERS
1212 AVENUE OF THE AMERICAS
24th FLOOR
NEW YORK, NY 10036
Unit holders and banks and brokerage firms, please call:
Toll Free: (877) 629-6355
Main Phone: (212) 297-0720
You may also email your requests to info@okapipartners.com.
IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF) TOGETHER WITH UNIT CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO 5:00 P.M., EASTERN TIME ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER).

IMPORTANT TAX INFORMATION
Under U.S. federal income tax law, a Unit holder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Units must, unless an exemption applies, provide the Depositary (as payer) with the Unit holder’s correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the Unit holder is an individual, the Unit holder’s TIN is such Unit holder’s Social Security number. If the correct TIN is not provided, the Unit holder may be subject to a $50 penalty imposed by the IRS and payments of cash to the Unit holder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.
Certain Unit holders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign Unit holder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8 signed under penalties of perjury, attesting to his or her foreign status. A Form W-8 can be obtained from the Depositary. Such Unit holders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt Unit holders, other than foreign Unit holders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a Unit holder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.
Purpose of Substitute Form W-9
To prevent backup withholding on payments that are made to a Unit holder with respect to Shares and Warrants purchased pursuant to the Offer, the Unit holder is required to notify the Depositary of the Unit holder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such Unit holder is awaiting a TIN), (2) that the Unit holder is not subject to backup withholding because (i) the Unit holder is exempt from backup withholding, (ii) the Unit holder has not been notified by the IRS that the Unit holder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the Unit holder that the Unit holder is no longer subject to backup withholding and (3) the Unit holder is a U.S. person (as defined for U.S. federal income tax purposes).
What Number to Give the Depositary
The tendering Unit holder is required to give the Depositary the TIN, generally the Social Security number or Employer Identification Number, of the record holder of the Units tendered hereby. If the Units are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute W-9” for additional guidance on which number to report. If the tendering Unit holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Unit holder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the Unit holder may be subject to a $50.00 penalty imposed by the IRS.

THIS FORM MUST BE COMPLETED BY ALL TENDERING U.S. HOLDERS
PAYER’S NAME:
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number
	CHECK APPROPRIATE BOX: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other	Part 3 — Awaiting TIN ☐ Part 4 — Exempt ☐
Please fill in your name and address below.	Part 2 — Certification — Under penalties of perjury, I certify that:
Name Address (Number and Street) City, State and Zip Code	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. Person (including a U.S. resident alien).
Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS
	Signature:	Date:

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.
Signature:
Date:
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.
WHAT NAME AND NUMBER TO GIVE THE PAYER
For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)
Circle the minor’s name and furnish the minor’s SSN.

(3)
You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one) but the IRS encourages you to use your SSN.

(4)
List first and circle the name of the trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE.
If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.
PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
•
An organization exempt from tax under section 501(a), any IRA or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•
The United States or any agency or instrumentality thereof.

•
A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•
A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•
An international organization or any agency or instrumentality thereof.

Payees that may be exempt from back-up withholding include the following:
•
A corporation.

•
A financial institution.

•
A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

•
A real estate investment trust.

•
A common trust fund operated by a bank under section 584(a).

•
A trust exempt from tax under section 664 or described in section 4947(a)(1).

•
An entity registered at all times under the Investment Company Act of 1940.

•
A foreign central bank of issue.

•
A futures commission merchant registered with the Commodity Futures Trading Commission.

•
A middleman known in the investment community as a nominee or custodian.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
•
Payments to nonresident aliens subject to withholding under section 1441.

•
Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•
Payments of patronage dividends where the amount received is not paid in money.

•
Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:
•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•
Payments described in section 6049(b)(5) to non-resident aliens.

•
Payments on tax-free covenant bonds under section 1451.

•
Payments made by certain foreign organizations.

•
Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.
PRIVACY ACT NOTICE — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of  $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of  $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.